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Putnam Investments

Putnam Global Sector Fund

Summary prospectus

2 | 28 | 18

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS T	CLASS Y
	PPGAX	PPGBX	PPGCX	PPGMX	PPGSX	Pending	PPGYX

Putnam Global Sector Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 2/28/18, are incorporated by reference into this summary prospectus.

Goal

Putnam Global Sector Fund seeks capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 20 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class R	NONE	NONE
Class T	2.50%	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.00%	0.25%	0.96%=	1.02%	2.23%	(0.96)%	1.27%
Class B	0.00%	1.00%	0.96%=	1.02%	2.98%	(0.96)%	2.02%
Class C	0.00%	1.00%	0.96%=	1.02%	2.98%	(0.96)%	2.02%
Class M	0.00%	0.75%	0.96%=	1.02%	2.73%	(0.96)%	1.77%
Class R	0.00%	0.50%	0.96%=	1.02%	2.48%	(0.96)%	1.52%
Class T	0.00%	0.25%	0.96%<	1.02%	2.23%	(0.96)%	1.27%
Class Y	0.00%	N/A	0.96%=	1.02%	1.98%	(0.96)%	1.02%

*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.
#	Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through February 28, 2019. This obligation may be modified or discontinued only with approval of the Board of Trustees.
=	Restated to reflect current fees.
<	Other expenses are based on expenses of class A shares for the fund’s last fiscal year, as restated to reflect current fees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$697	$1,145	$1,618	$2,922
Class B	$705	$1,131	$1,683	$3,054
Class B (no redemption)	$205	$831	$1,483	$3,054
Class C	$305	$831	$1,483	$3,231
Class C (no redemption)	$205	$831	$1,483	$3,231
Class M	$524	$1,080	$1,662	$3,236
Class R	$155	$681	$1,234	$2,744
Class T	$376	$840	$1,329	$2,677
Class Y	$104	$528	$979	$2,229

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 50%.

Investments, risks, and performance

Investments

We allocate the fund’s assets among eight Putnam global sector funds to provide exposure to sectors of the global market in approximately the same proportions as the sector weightings in the MSCI World Index. Each underlying fund is a non-diversified fund (other than Putnam Global Financials Fund, which currently operates as a diversified fund) concentrating in the market sector specified in its name, and each invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that we believe have favorable investment potential.

Global Consumer Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies worldwide in the consumer staples and consumer discretionary products and services industries. This policy may be changed only after 60 days’ notice to shareholders.

Global Financials Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies in the financial services industries. This policy may be changed only after 60 days’ notice to shareholders.

Global Health Care Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies in the health care industries. This policy may be changed only after 60 days’ notice to shareholders.

Global Industrials Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies in the industrial products, services or equipment industries. This policy may be changed only after 60 days’ notice to shareholders.

Global Natural Resources Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies in the energy and other natural resource industries. This policy may be changed only after 60 days’ notice to shareholders.

Global Technology Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies in the technology industries. This policy may be changed only after 60 days’ notice to shareholders.

Global Telecommunications Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies in the telecommunication industries. This policy may be changed only after 60 days’ notice to shareholders.

Global Utilities Fund — Under normal circumstances, we invest at least 80% of this underlying fund’s net assets in securities of companies worldwide in the utilities industries. This policy may be changed only after 60 days’ notice to shareholders.

Each underlying fund may invest in emerging markets, use derivatives, such as futures, options, foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and engage in short sales of securities.

We seek to rebalance the fund’s allocations monthly to remain in alignment with the index. The following table shows the fund’s approximate allocations to the underlying funds as of 12/31/17:

Underlying fund	Approximate allocation as of 12/31/17
Putnam Global Financials Fund	21.18%
Putnam Global Consumer Fund	21.04%
Putnam Global Technology Fund	16.47%
Putnam Global Natural Resources Fund	11.81%
Putnam Global Industrials Fund	11.71%
Putnam Global Health Care Fund	11.67%
Putnam Global Utilities Fund	2.95%
Putnam Global Telecommunications Fund	2.82%

We may also invest in money market securities or affiliated money market or short-term fixed income funds for cash management.

Risks

It is important to understand that you can lose money by investing in the fund.

Our allocation of investments among the underlying funds may hurt performance. In addition, the fund’s performance is subject to the risks that may affect the performance of the underlying funds, which are as follows. The value of stocks in an underlying fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. An underlying fund’s policy of concentrating on a limited group of industries and an underlying fund’s “non-diversified” status, which means the underlying fund may invest a greater percentage of its assets in fewer issuers than a “diversified” fund, can increase the underlying fund’s vulnerability to adverse developments affecting a single issuer, which may result in greater losses and volatility.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. An underlying fund’s use of derivatives may increase the risk of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. An underlying fund’s use of short selling may result in losses if the securities appreciate in value.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/17)

Share class	1 year	5 years	Since inception (3/31/10)
Class A before taxes	16.00%	10.21%	8.60%
Class A after taxes on distributions	14.66%	8.18%	6.95%
Class A after taxes on distributions and sale of fund shares	9.97%	7.66%	6.58%
Class B before taxes	17.22%	10.41%	8.62%
Class C before taxes	21.22%	10.70%	8.62%
Class M before taxes	18.26%	10.18%	8.40%
Class R before taxes	22.87%	11.26%	9.17%
Class T before taxes*	19.99%	10.96%	9.08%
Class Y before taxes	23.53%	11.80%	9.72%
MSCI World Index (ND) (no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	22.40%	11.64%	9.73%

*	Class T shares were not outstanding during the time periods shown. Performance shown for class T shares is derived from the historical performance of class A shares, adjusted for the lower initial sales charge currently applicable to class T shares.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Aaron Cooper
Chief Investment Officer, Equities,
portfolio manager of the fund since 2011

Samuel Cox
Co-Director of Equity Research, portfolio
manager of the fund since 2016

Kathryn Lakin
Co-Director of Equity Research, portfolio
manager of the fund since 2016

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

*	Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581. Purchases for class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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Class T shares of the fund are not currently available for purchase.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

NP730 309779 2/18 Putnam Retail Management